Item 1: Report to Shareholders

Japan Fund	October 31, 2005

The views and opinions in this report were current as of October 31, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

Japanese stocks advanced strongly over the 12-month period ended October 31, 2005, outperforming most developed markets even in U.S. dollar terms. Generally speaking, smaller stocks surged first, followed by larger ones: as measured by the MSCI Japan Index, the broad equity market rose 16.61% over the past six months and 22.29% over the past year, while smaller-capitalization stocks as measured by the Tokyo Stock Exchange (TSE) Second Section Index rose 9.82% and 32.84% over the respective periods. A more stable political environment and continued optimism about earnings growth attracted significant interest from overseas investors. Volumes and values traded on the Tokyo Stock Exchange reached record levels during the period.

We are pleased to report that your fund registered strong absolute and relative returns during the period. As shown in the table, the fund outpaced its Lipper peer group and its broad MSCI Japan Index for the six months ended October 31, 2005; it also outperformed its peers and the index over the past 12 months. Japanese small-caps (represented in the table by the TSE Second Section Index) once again outperformed, and our allocation to mid- and small-capitalization stocks proved helpful. Good stock selection in the consumer discretionary, financials, and industrials sectors and an overweight position in financials contributed to our results relative to the benchmarks, while materials, telecommunications, and health care were the largest detractors.

MARKET ENVIRONMENT

Economy

The Japanese economy continued to expand over the past 12 months, with domestic demand picking up the slack from slowing exports. China’s investment boom has slowed, which has had a negative effect on Japanese exporters. Exports to the United States, while still growing, are not as robust as in 2004. Consumer spending, on the other hand, withstood a harsh typhoon season and recovered during the year as real household incomes rose. The Bank of Japan’s zero-interest rate monetary policy also continued to foster growth. While the central bank is now debating when to tighten, the relevant price indices are still showing persistent deflation, leading us to expect no change in monetary policy for at least the next six months.

THE DOLLAR RISES AGAIN

The U.S. dollar gained 12% against the yen, 8% in relation to the British pound, and 12% versus the euro this year, through October 31. The dollar’s strength was largely due to rising yields relative to Europe and Japan, the faster pace of U.S. economic growth than in other major developed markets, and strong demand from overseas investors.

Why should you care about the U.S. greenback’s strength or weakness versus other currencies? If you have been a tourist in a foreign country, you know that a strong dollar allows you to buy more goods and services per dollar. (For example, if you can buy a euro for $1.10 rather than $1.20 —the exchange rate on October 31, 2005—you spend fewer dollars for a cab ride, dinner, and a bottle of wine.) Along the same lines, a strong dollar makes imported goods and services less expensive for U.S. purchasers. Even if the currency price charged by the foreign exporter does not change, the strong dollar means it costs fewer dollars to buy the product. Conversely, a weak dollar makes U.S. goods more attractive in overseas markets.

Investing in foreign stocks and bonds involves the same type of currency translations. Initially, dollars must be converted into the local currency to buy the securities. Subsequently, price quotations, dividends and interest payments, and redemptions must be translated back into U.S. dollars. Because foreign exchange rates continually change due to each currency’s supply and demand, currency movements can increase or decrease the dollar value of an investment even if the security’s price remains unchanged. U.S. investors benefited from the falling greenback in 2004. The MSCI EAFE (Europe, Australasia, and Far East) Index gained 13.1% in local-currency terms but, thanks to currency exchange, produced a 20.7% return for U.S. investors.

With several more Fed rate hikes in prospect and solid fundamental underpinnings—corporate earnings gains at the fore—T. Rowe Price International portfolio managers believe the U.S. dollar has reasonable support at current levels versus other currencies. Over the longer term, however, our managers believe these positive factors will moderate and the dollar will reverse course due to concerns about the ballooning U.S. trade and budget deficits and the likelihood of rate hikes by the European Central Bank.

Equity Markets

The best-performing sectors over the period were financials and energy. The performance of the financials sector was dominated by the major banks. The economic recovery has allowed banks to repay funds injected by the government during the banking crisis, permitting them to write back loan loss provisions as well. The banks are also highly geared to profit from rising interest rates. Meanwhile, the performance of the energy sector reflected an international trend, the increasing price of oil.

The worst-performing sectors were information technology and telecommunication services. The telecom sector, and wireless providers in particular, continued to suffer from a decline in average revenue per user for mobile customers and the prospect of greater competition; we do not expect these trends to reverse, and we are now substantially underweight. The information technology sector’s poor performance reflects global as well as local trends: little pricing power and a lack of notable new hit products. We remain underweight, and our investments are focused as high in the value chain as possible, with suppliers rather than marketers of final products.

Japanese individual investors continued to assume a more important role in the equity markets, although they remained focused on smaller-cap issues. Meanwhile, Japanese institutional investors maintained a more cautious stance. As a result, the performance of individual stocks has varied widely, and the largest ones, which are represented in the TOPIX Core 30 Index, have lagged the broader market. We see potential in many different types of companies, and we will continue to search for opportunities in firms across the capitalization spectrum.

PORTFOLIO REVIEW AND STRATEGY

The fund’s top contributors for the 12-month period included the major banking group Mitsubishi UFJ Financial and trading company Mitsubishi. Other key contributors included the real estate asset management company K.K. DaVinci Advisors, DVD rental franchise chain Culture Convenience Club, and liquefied natural gas plant contractor Chiyoda. Major detractors included security software company Trend Micro, as well as Internet-related firms Access and i-cf. The major change in allocation during the period was our increased weighting in the financials sector, which represented 30% of the portfolio at the end of the period. (Please refer to our portfolio of investments for a complete listing of the fund’s holdings and the amount each represents in the portfolio.)

Our strategy centers on investing in high-quality businesses with capable managements and strong long-term growth potential, as we believe that these will be the companies that will ensure Japan’s long-term future. During the period, we maintained our emphasis on themes in choosing holdings for the fund, while taking care to ensure that the portfolio remained broadly diversified across sectors. We also continued to focus part of the portfolio on mid- and small-cap stocks, which have lately outperformed. Our thematic, bottom-up approach led us to emphasize the following industries and sectors:

Hard disk drives. The digitization of media will increase the demand for storage and backup media in the home. Although flash memory now has an edge in mp3 portable devices such as the new Apple iPod nano, the storage of video and other large file-size data will help redress the balance toward hard disks. Many Japanese companies have large market shares in these key components, and the fund has exposure through investments in Hoya and Nidec.

Gaming. We consider this to be an area for potential long-term growth as gambling restrictions are gradually eased. We have holdings in arcade operator and slot machine manufacturer Sega Sammy, pachinko large-scale integration chip company Axell, and management software company Daikoku Denki.

Specialty retailing. Specialty retailers should benefit from improving consumer spending trends, and we have exposure to this industry through electronic goods retailer Yamada Denki, catalog mail-order company Nissen, ladies casual wear retailer Point, and Culture Convenience Club.

Capital reallocators. A number of listed companies have been transformed into vehicles for acquiring stakes in separate, sometimes unlisted, companies with a view to revitalizing the underlying businesses and reselling them. To reduce risk and exploit the diverse nature of these strategies, we have invested in a basket of three of this new breed of Japanese firm, Privee Zurich, BSL, and J.Bridge.

OUTLOOK

As Japanese companies have continued to streamline and improve their operations, the economic backdrop has been steadily improving, and the political situation is relatively benign. The market has performed well and may be due for a correction; while valuations remain reasonable, equity returns are still below global standards. The performance of many smaller companies demonstrates that many Japanese firms are becoming adept at wringing greater profits from the domestic economy. We will continue to search for companies that are able to seek out and profit from the opportunities that a changing Japan provides.

Respectfully submitted,

David J.L. Warren
President, T. Rowe Price International Funds, Inc.

November 16, 2005

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

MSCI Japan Index: Tracks the performance of the broad Japanese stock market.

TOPIX Core 30 Index: Tracks the performance of the 30 largest and most liquid companies on the Tokyo Stock Exchange.

TSE First Section Index: Tracks the performance of larger companies on the Tokyo Stock Exchange.

TSE Second Section Index: Tracks the performance of smaller and newly listed companies on the Tokyo Stock Exchange.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 10/31/05
Toyota Motor	6.3%
Mitsubishi UFJ Financial	5.0
Sumitomo Mitsui Financial	3.6
Takeda Chemical Industries	2.9
Mizuho Financial Group	2.6
Canon	2.4
Mitsubishi	2.0
Japan Tobacco	1.8
Astellas Pharma	1.6
SBI Holdings	1.6
Toyota Tsusho	1.6
Chiba Bank	1.5
Round One	1.4
Leopalace21	1.4
Daimaru	1.4
Point	1.3
Don Quijote	1.3
JACCS	1.3
Toray Industries	1.3
K. K. DaVinci Advisors	1.2
Shinsei Bank	1.2
Keyence	1.2
Terumo	1.2
Honda	1.2
Shin-Etsu Polymer	1.1
Total	49.4%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund and collateral for securities lending.

FUND EXPENSE EXAMPLE

Fund Expense Example
As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS †

(Cost and value in $ 000s)

JAPAN 92.5%

COMMON STOCKS 92.5%

	Shares	Value
Consumer Discretionary 19.5%		
Culture Convenience Club	90,300	2,606
Daihatsu Motor (1)	320,000	3,053
Daimaru (1)	346,000	4,237
Don Quijote	57,400	4,150
Happinet	75,700	1,803
Honda	64,800	3,600
Mikuni	277,000	1,571
Nissan (1)	294,000	3,074
Nissen (1)	139,300	1,988
Point (1)	67,800	4,196
Round One (1)	1,115	4,427
Sega Sammy Holdings (Ordinary shares)	42,400	1,532
Sega Sammy Holdings (Bonus shares) (2)	42,400	1,543
Toyota Motor	424,800	19,729
Yamada Denki (1)	38,100	3,370
Total Consumer Discretionary		60,879
Consumer Staples 2.2%		
Japan Tobacco	350	5,542
Sansei Foods	66,300	1,432
Total Consumer Staples		6,974
Financials 28.5%		
AIFUL	27,300	2,041
Bank of Kyoto	314,000	3,460
Bank of the Ryukyus (2)	79,300	2,536
Biwako Bank (2)	173,000	547
Chiba Bank (1)	520,000	4,652
Credit Saison (1)	66,500	3,022
E*trade Securities (1)	503	2,658
Hoosiers	470	2,216

JACCS [1]	437,000	4,036
K. K. DaVinci Advisors [1][2]	797	3,768
Kenedix [1]	540	2,223
Leopalace21	170,300	4,408
Mitsubishi UFJ Financial	1,223	15,427
Mizuho Financial Group	1,210	8,130
ORIX	16,800	3,151
Privee Zurich Turnaround [1][2]	1,229,000	3,269
SBI Holdings [1]	9,925	4,967
Shinsei Bank	640,000	3,732
Sumitomo Mitsui Financial	1,199	11,170
Sumitomo Trust & Banking	403,000	3,425
Total Financials		88,838
Health Care 8.0%		
Astellas Pharma	142,700	5,104
Mani	24,200	1,419
Takeda Chemical Industries	165,500	9,104
Terumo [1]	120,500	3,656
TOPCON [1]	82,600	2,333
Tsumura & Company [1]	156,000	3,408
Total Health Care		25,024
Industrials & Business Services 15.1%		
Asahi Pretec	108,400	2,381
BSL	994,000	2,106
Career Design Center (Bonus shares) [2]	161	478
Career Design Center	249	740
Chiyoda [1]	166,000	2,860
Daimei Telecom Engineering	152,000	1,530
Endo Lighting	103,000	1,197
J. Bridge [2]	154,800	2,461
JGC [1]	203,000	3,338
Meiko Shokai	48,900	855
Mitsubishi	315,100	6,172
Nichias [1]	266,000	1,539
Nissha Printing	137,000	2,746

Obara	28,800	828
Obara (Bonus shares) [(2)]	16,100	463
Prestige International [(2)]	603	1,409
Ryobi	357,000	2,093
Tocalo	69,000	1,779
Tokyu	621,000	3,413
Toshiba Machine	309,000	2,228
Toyota Tsusho [(1)]	221,000	4,914
Yuasa Trading [(2)]	580,000	1,353
Total Industrials & Business Services		46,883
Information Technology 10.1%		
A&D	101,100	1,493
Axell	450	1,679
Canon	140,500	7,438
Daikoku Denki [(1)]	60,800	1,731
HOYA [(1)]	40,200	1,413
HOYA (Bonus shares) [(2)]	59,400	2,073
Keyence	16,000	3,702
Nidec [(1)]	23,100	1,352
Nidec (Bonus shares) [(2)]	23,100	1,285
Nidec Sankyo	211,000	2,317
Optoelectronics	36,800	956
Otsuka [(1)]	34,800	3,074
Shimadzu [(1)]	409,000	2,904
Total Information Technology		31,417
Materials 7.9%		
Asahi Denka	245,000	3,023
JFE Holdings	95,000	2,940
JSR [(1)]	81,900	1,929
Mitsubishi Gas Chemical	439,000	2,987
Nihon Parkerizing	168,000	2,236
Sekisui Jushi	85,000	653
Shin-Etsu Polymer [(1)]	315,000	3,527
Teijin [(1)]	553,000	3,312

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

(In thousands except shares and per share amounts)

Assets		
Investments in securities, at value		
Affiliated companies (cost $26,196)	$	26,196
Non-affiliated companies (cost $296,201)		342,636
Total investments in securities		368,832
Receivable for investment securities sold		2,623
Receivable for shares sold		1,951
Dividends and interest receivable		782
Cash		50
Foreign currency		4
Other assets		6,945
Total assets		381,187
Liabilities		
Obligation to return securities lending collateral		54,369
Payable for investment securities purchased		7,884
Investment management fees payable		196
Payable for shares redeemed		120
Due to affiliates		44
Other liabilities		6,969
Total liabilities		69,582
NET ASSETS	$	311,605
Net Assets Consist of:		
Undistributed net investment income	$	76
Undistributed net realized loss		(25,396)
Net unrealized gain		46,455
Paid-in capital applicable to 30,586,973 shares of $0.01 par value capital stock outstanding; 2,000,000,000 shares of the Corporation authorized		290,470
NET ASSETS	$	311,605
NET ASSET VALUE PER SHARE	$	10.19

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Japan Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on December 30, 1991. The fund seeks long-term growth of capital through investments in the common stocks of companies located (or with primary operations) in Japan.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that both the NYSE and the Tokyo Stock Exchange are open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are included in realized gain on securities in the accompanying financial statements and totaled $12,000 for the year ended October 31, 2005.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held less than 90 days/3 months to deter short-term trading and protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At October 31, 2005, the value of loaned securities was $51,779,000; aggregate collateral consisted of $54,369,000 in money market pooled account.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $370,506,000 and $327,145,000, respectively, for the year ended October 31, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

There were no distributions in the year ended October 31, 2005. At October 31, 2005, the tax-basis components of net assets were as follows:

Federal income tax regulations require the fund to treat the gain/loss on passive foreign investment companies as realized on the last day of the tax year; accordingly, $932,000 of unrealized gains reflected in the accompanying financial statements were realized for tax purposes as of October 31, 2005. The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. During the fiscal year ended October 31, 2005, the fund utilized $19,745,000 of capital loss carryforwards. As of October 31, 2005, the fund had $25,312,000 of capital loss carryforwards that expire in fiscal 2010 and $439,000 that expire in fiscal 2011.

At October 31, 2005, the cost of investments for federal income tax purposes was $323,329,000.

NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of income.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.50% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. Prior to May 1, 2005, the maximum group fee rate in the graduated fee schedule had been 0.295% for assets in excess of $120 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At October 31, 2005 the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and record-keeping services for certain retirement accounts invested in the fund. For the year ended October 31, 2005, expenses incurred pursuant to these service agreements were $65,000 for Price Associates, $310,000 for T. Rowe Price Services, Inc., and $10,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds.

Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended October 31, 2005, the fund was allocated $36,000 of Spectrum Funds’ expenses, of which $20,000 related to services provided by Price. The amount payable at period end pursuant to this agreement is included in Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. $1,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. At October 31, 2005, approximately 4.6% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the year ended October 31, 2005, dividend income from the T. Rowe Price Reserve Funds totaled $348,000, and the value of shares of the T. Rowe Price Reserve Funds held at October 31, 2005 and October 31, 2004 was $26,196,000 and $8,090,000, respectively.

As of October 31, 2005, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 144,704 shares of the fund, representing less than 1% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price International Funds, Inc. and Shareholders of T. Rowe Price Japan Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Japan Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the “Fund”) at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and by agreement to the underlying ownership records for T. Rowe Price Reserve Investment Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 12, 2005

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/05

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, $1,485,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

The fund will pass through foreign source income of $1,426,000 and foreign taxes paid of $122,000.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees and expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund’s directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); “inside” directors are officers of T. Rowe Price. The Board of Directors elects the fund’s officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and Directorships of
Year Elected *	Other Public Companies

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to pres-
(1945)	ent); Director, Chairman of the Board, and Chief Executive Officer, The
1991	Rouse Company, real estate developers (1997 to 2004); Director,
Mercantile Bank (4/03 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and manage-
(1943)	ment advisory firm; Chairman, President, and Chief Executive
1988	Officer, The Haven Group, a custom manufacturer of modular
homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Canyon Resources Corp., Golden Star Resources Ltd. (5/00 to pres-
2001	ent), and Pacific Rim Mining Corp. (2/02 to present)

Karen N. Horn	Managing Director and President, Global Private Client Services,
(1943)	Marsh Inc. (1999 to 2003); Managing Director and Head of
2003	International Private Banking, Bankers Trust (1996 to 1999)

F. Pierce Linaweaver	President, F. Pierce Linaweaver & Associates, Inc., consulting environ-
(1934)	mental and civil engineers
2001

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company; Partner, Blackstone Real Estate Advisors, L.P.
2001

* Each independent director oversees 113 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Director

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

James S. Riepe	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1943)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2002	Chairman of the Board and Director, T. Rowe Price Global Asset
[113]	Management Limited, T. Rowe Price Global Investment Services
Limited, T. Rowe Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.;
Chairman of the Board, Director, President, and Trust Officer,
T. Rowe Price Trust Company; Director, T. Rowe Price International,
Inc.; Chairman of the Board, all funds

* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Christopher D. Alderson (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

M. Kamran Baig (1962)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.; formerly Head
of European Research and Senior Portfolio
Manager/Research Analyst, Goldman Sachs
Asset Management (to 2004)

Mark C.J. Bickford-Smith (1962)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price Trust Company

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, International Funds	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Michael J. Conelius, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

Ann B. Cranmer, FCIS (1947)	Vice President, T. Rowe Price Group, Inc., and
Assistant Vice President, International Funds	T. Rowe Price International, Inc.; Vice President
and Secretary, T. Rowe Price Global Asset
Management Limited and T. Rowe Price Global
Investment Services Limited

Frances Dydasco (1966)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Mark J.T. Edwards (1957)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Robert N. Gensler (1957)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, International Funds	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Trust Company

M. Campbell Gunn (1956)	Vice President, T. Rowe Price Global Investment
Vice President, International Funds	Services Limited, T. Rowe Price Group, Inc., and
T. Rowe Price International, Inc.

Michael W. Holton (1968)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, International Funds	Investment Services, Inc., T. Rowe Price
Services, Inc., and T. Rowe Price Trust
Company; Vice President, T. Rowe Price,
T. Rowe Price Group, Inc., T. Rowe Price
International, Inc., and T. Rowe Price
Retirement Plan Services, Inc.

Kris H. Jenner, M.D., D. Phil. (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at
least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Donald W. Dick Jr. qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Dick is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2005	2004
Audit Fees	$10,797	$10,724
Audit-Related Fees	910	1,049
Tax Fees	3,061	2,951
All Other Fees	369	124

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,010,000 and $903,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	December 16, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	December 16, 2005

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	December 16, 2005